Exhibit 10.39

CHANGE ORDER FORM

PROJECT NAME:	Sabine Pass LNG Phase 2 Expansion Project

CHANGE ORDER NUMBER:	02

DATE OF CHANGE ORDER:	21 December 2006

COMPANY:	Sabine Pass LNG, L.P.

CONTRACTOR:	Remedial Construction Services, L.P.

DATE OF AGREEMENT:	21 July 2006

The Agreement between the Parties listed above is changed as follows:

1.0	Description of Changes:

1.1	Revise Exhibit “B”, Special Conditions, SC-14, Measurement and Payment, paragraph 14.1, to modify language to include the reference to FORM A-5, Schedule of Prices for Phase 2 Tank Road.

1.2	Revise Exhibit “B”, Special Conditions, Appendix B-4, Site Drawings and Reports, to add Phase 2 Tank Road Drawings and Reports.

1.3	Revise Exhibit “C”, Schedule of Quantities and Price, to add FORM A-5, Schedule of Prices for Phase 2 Tank Road.

1.4	Add Exhibit “D”, Scope of Work and Technical Specifications for Phase 2 Tank Road. Please note that in Section 1.1., General and 1.2, Site Conditions, where it references Exhibit “E”, it should read Appendix B-4, Site Drawings and Reports.

1.5	Please note that Exhibit “D”, Scope of Work, Document No. 25279-005-OC2-CS00-00036 strictly refers to all Work associated with Change Order 02, Phase 2 Tank Road.

2.0	Implementation of Changes:

2.1	Replace existing Exhibit “B”, Special Conditions, with the attached dated 21 December 2006.

2.2	Replace Exhibit “B”, Special Conditions, Appendix B-4, Phase 2 Site Drawings and Reports, with the attached dated 21 December 2006.

2.3	Replace existing Exhibit “C”, Schedule of Quantities and Prices, with the attached dated 21 December 2006.

2.4	Add Exhibit “D”, Scope of Work, Phase 2 Tank Road, dated 21 December 2006.

3.0	Adjustments to Contract Price/Contract Summary:

The original contract price was	$ US	28,526,962.28
Net Change by previously authorized Change Orders	$ US	0.00
The Contract Price prior to this Change Order 02	$ US	28,526,962.28
The Contract Price will be increased by this Change Order amount of	$ US	745,250.00
The New Contract Price including this Change Order will be	$ US	29,272,212.28

Upon execution of this Change Order by Sabine Pass LNG, L.P. and Remedial Construction Services, L.P.

the above referenced change shall become a valid and binding part of the original agreement without exception or qualification unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and Condition of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

COMPANY:		CONTRACTOR:

Sabine Pass LNG, L.P.		Remedial Construction Services, L.P.

Authorized Signature:	/s/ Carlos Macias	Authorized Signature:	/s/ Steven R. Birdwell

Name:	Carlos Macias	Name:	Steven R. Birdwell

Title:	Proj Mgr.	Title:	Managing Partner of General Partner

Date of Signing:	Jan 8, 2007	Date of Signing:	1/18/07

CHANGE ORDER FORM

PROJECT NAME:	Sabine Pass LNG Phase 2 Expansion Project

CHANGE ORDER NUMBER:	03

DATE OF CHANGE ORDER:	02 January 2007

COMPANY:	Sabine Pass LNG, L.P.

CONTRACTOR:	Remedial Construction Services, L.P.

DATE OF AGREEMENT:	21 July 2006

The Agreement between the Parties listed above is changed as follows:

1.0	Description of Changes:

1.1	Revise Exhibit “B”, Special Conditions, SC-14, Measurement and Payment, paragraph 14.1, to modify language to include the reference to FORM A-6, Schedule of Prices for Soil Stabilization Temporary Facilities.

1.2	Revise Exhibit “B”, Special Conditions, Appendix B-4, Site Drawings and Reports, to add Soil Stabilization Temporary Facilities Drawings and Reports.

1.3	Exhibit “C”, Schedule of Quantities and Price, FORM A-1, delete item 2.1.D, Temporary Facilities Soil Improvement (3 FT ) in the amount of ($US 4,378,457.60). This work was re-scoped, re-competed and awarded to RECON under this Change Order 03. Therefore, the value of this Change Order 03 is only $US 3,009,787.40. Additionally, FORM A-6, is added for Schedule of Prices for Soil Stabilization Temporary Facilities.

1.4	Add Exhibit “D”, Scope of Work for Soil Stabilization Temporary Facilities. Please note that in Section 1.1., General and 1.2, Site Conditions, where it references Exhibit “E”, it should read Appendix B-4, Site Drawings and Reports.

1.5	Please note that Exhibit “D”, Scope of Work, Document No. 25279-005-OC2-CG00-00005 strictly refers to all Work associated with Change Order 03, Soil Stabilization Temporary Facilities.

2.0	Implementation of Changes:

2.1	Replace existing Exhibit “B”, Special Conditions, with the attached dated 03 January 2007.

2.2	Replace Exhibit “B”, Special Conditions, Appendix B-4, Site Drawings and Reports, with the attached dated 15 December 2006.

2.3	Replace existing Exhibit “C”, Schedule of Quantities and Price, with the attached dated 03 January 2007.

2.4	Add Exhibit “D”, Scope of Work, Soil Stabilization Temporary Facilities, dated 15 December 2006.

3.0	Adjustments to Contract Price/Contract Summary:

The original contract price was	$ US	28,526,962.28
Net Change by previously authorized Change Orders	$ US	745,250.00
The Contract Price prior to this Change Order 03	$ US	29,272,212.28
The Contract Price will be increased by this Change Order amount of	$ US	3,009,787.40
		*See item 1.3 above
The New Contract Price including this Change Order will be	$ US	32,281,999.68

Upon execution of this Change Order by Sabine Pass LNG, L.P. and Remedial Construction Services, L.P.

the above referenced change shall become a valid and binding part of the original agreement without exception or qualification unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and Condition of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

COMPANY:		CONTRACTOR:

Sabine Pass LNG, L.P.		Remedial Construction Services, L.P.

Authorized Signature:	/s/ Ed Lehotsky	Authorized Signature:	/s/ Steven R. Birdwell

Name:	Ed Lehotsky	Name:	Steven R. Birdwell

Title:	VP Project Management	Title:	Manager of General Partner

Date of Signing:	1/10/07	Date of Signing:	2/9/07

CHANGE ORDER FORM

(for use when the Parties execute the Change Order pursuant to Section 32 of the General Conditions)

PROJECT NAME:	Sabine Pass LNG Project (Phase 2)

CHANGE ORDER NUMBER:	004

DATE OF CHANGE ORDER:	April 9, 2007

PURCHASER:	Sabine Pass LNG, L.P.

TANK CONTRACTOR:	Remedial Construction Services, L.P.

CONTRACT NO.	25279-004-OC2-C000-00001

DATE OF AGREEMENT:	July 21, 2006

The Agreement between the Parties listed above is charged as follows: (attach additional documentation if necessary)

Description:

This Change Order No. 004 is issued to modify Contract Exhibit “B” Section SC-15 INVOICING AND PAYMENT, Paragraph 15.13 as defined on Page 2 of 2 of this Change Order Form.

Pricing & Cost:

This Change Order No. 004 does not have any cost impact to the Total Contract Price.

Schedule:

This Change Order No. 004 does not have any impact to the Contract Milestones Dates.

Adjustment to Contract Price:

The original contract price was	$28,526,962.28
Net Change by previously authorized Change Orders	$3,755,037.40
The Contract Price prior to this Change Order	$28,526,962.28
The Contract Price will be increased <decreased> by this Change Order amount of	$0.00
The New Contract Price including this Change Order will be	$32,281,999.68

Upon execution of this Change Order by Sabine Pass LNG, L.P. and Remedial Construction Services, L.P. the above referenced change shall become a valid and binding part of the original agreement without exception or qualification unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and Condition of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Purchaser:		Soil Contractor:

Sabine Pass LNG, L.P.		Remedial Construction Services, L.P.

By:	Sabine Pass LNG-GP, Inc.,
Its general partner

Authorized Signature:	/s/ Carlos Macias	Authorized Signature:	/s/ Steven Birdwell

Name:	Carlos Macias	Name:	Steven Birdwell

Title:	Sr. Mgr. Projects	Title:	Managing Partner

Date of Signing:	4/9/07	Date of Signing:	4/9/07

The existing language in Contract Exhibit “B” Section SC-15 INVOICING AND PAYMENT, paragraph 15.13 is hereby deleted effective March 26, 2007 and superseded with the following language:

A) Remedial Construction Services, L.P. shall submit the original invoice to:

Billing Address:

Sabine Pass LNG, LP

c/o Bechtel Corporation

P.O. Box 7700

Glendale, AZ 85312-700

Attention: Accounts Payable (Job No. 25279)

Reference: Contract No. 25279-004-OC2-C000-00001

B) In addition,

Remedial Construction Services, L.P. shall submit one (1) copy of all invoices to:

Mail Address:

Bechtel Corporation

9243 Gulf Beach Highway 82, Cameron, Louisiana 70631

Attention: Subcontracts Department

Reference: Contract No. 25279-004-OC2-C000-00001